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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): JANUARY 22, 2002


                           EXACT SCIENCES CORPORATION
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                        --------------------------------
                 (State or Other Jurisdiction of Incorporation)

             000-32179                                02-0478229
     ------------------------              ---------------------------------
     (Commission File Number)              (IRS Employer Identification No.)


  63 GREAT ROAD, MAYNARD, MASSACHUSETTS                  01754
----------------------------------------               ---------
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (978) 897-2800


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ITEM 5.  OTHER EVENTS.

         On January 22, 2002, EXACT Sciences Corporation issued a press release, a copy of which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, such press release being incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

99.1     Press Release dated January 22, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     EXACT Sciences Corporation


January 24, 2002                     By: /s/ John A. McCarthy, Jr.
                                         -----------------------------------
                                         Name:  John A. McCarthy, Jr.
                                         Title: Executive Vice President,
                                                Chief Operating Officer and
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

99.1              Press Release dated January 22, 2002.


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